Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “General Information” and “Financial Highlights” in each Prospectus and “Counsel and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, included in Post-Effective Amendment No. 197 to the Registration Statement (Form N-1A, No. 333-57793) of SPDR® Series Trust.

We also consent to the incorporation by reference into the Statement of Additional Information of our reports, dated August 31, 2016, with respect to the financial statements and financial highlights of SPDR® SSGA Gender Diversity Index ETF, SPDR Russell 3000® ETF, SPDR Russell 1000® ETF, SPDR Russell 2000® ETF, SPDR Russell 1000 Yield Focus ETF, SPDR Russell 1000 Momentum Focus ETF, SPDR Russell 1000 Low Volatility Focus ETF, SPDR S&P® 500 Buyback ETF, SPDR S&P 500 Growth ETF, SPDR S&P 500 Value ETF, SPDR S&P 500 High Dividend ETF, SPDR S&P 500 Fossil Fuel Reserves Free ETF (formerly, SPDR S&P 500 Fossil Fuel Free ETF), SPDR S&P 1000 ETF (formerly, SPDR Russell Small Cap Completeness® ETF), SPDR S&P 400 Mid Cap Growth ETF, SPDR S&P 400 Mid Cap Value ETF, SPDR S&P 600 Small Cap ETF, SPDR S&P 600 Small Cap Growth ETF, SPDR S&P 600 Small Cap Value ETF, SPDR Global Dow ETF, SPDR Dow Jones REIT ETF, SPDR S&P Bank ETF, SPDR S&P Capital Markets ETF, SPDR S&P Insurance ETF, SPDR S&P Regional Banking ETF, SPDR Morgan Stanley Technology ETF, SPDR S&P Dividend ETF, SPDR S&P Aerospace & Defense ETF, SPDR S&P Biotech ETF, SPDR S&P Health Care Equipment ETF, SPDR S&P Health Care Services ETF, SPDR S&P Homebuilders ETF, SPDR S&P Internet ETF, SPDR S&P Metals & Mining ETF, SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Oil & Gas Exploration & Production ETF, SPDR S&P Pharmaceuticals ETF, SPDR S&P Retail ETF, SPDR S&P Semiconductor ETF, SPDR S&P Software & Services ETF, SPDR S&P Technology Hardware ETF, SPDR S&P Telecom ETF, SPDR S&P Transportation ETF, SPDR MSCI USA StrategicFactorsSM ETF (formerly, SPDR MSCI USA Quality Mix ETF), SPDR Wells Fargo® Preferred Stock ETF, SPDR FactSet Innovative Technology ETF, SPDR Bloomberg Barclays 1-3 Month T-Bill ETF (formerly, SPDR Barclays 1-3 Month T-Bill ETF), SPDR Bloomberg Barclays TIPS ETF (formerly, SPDR Barclays TIPS ETF), SPDR Bloomberg Barclays 0-5 Year TIPS ETF (formerly, SPDR Barclays 0-5 Year TIPS ETF), SPDR Bloomberg Barclays 1-10 Year TIPS ETF (formerly, SPDR Barclays 1-10 Year TIPS ETF), SPDR Bloomberg Barclays Short Term Treasury ETF (formerly, SPDR Barclays Short Term Treasury ETF), SPDR Bloomberg Barclays Intermediate Term Treasury ETF (formerly, SPDR Barclays Intermediate Term Treasury ETF), SPDR Bloomberg Barclays Long Term Treasury ETF (formerly, SPDR Barclays Long Term Treasury ETF), SPDR Bloomberg Barclays Short Term Corporate Bond ETF (formerly, SPDR Barclays Short Term Corporate Bond ETF), SPDR Bloomberg Barclays Intermediate Term Corporate Bond ETF (formerly, SPDR Barclays Intermediate Term Corporate Bond ETF), SPDR Bloomberg Barclays Long Term Corporate Bond ETF (formerly, SPDR Barclays Long Term Corporate Bond ETF), SPDR Bloomberg Barclays Issuer Scored Corporate Bond ETF (formerly, SPDR Barclays Issuer Scored Corporate Bond ETF), SPDR Bloomberg Barclays Convertible Securities ETF (formerly, SPDR Barclays Convertible Securities ETF), SPDR Bloomberg Barclays Mortgage Backed Bond ETF (formerly, SPDR Barclays Mortgage Backed Bond ETF), SPDR Bloomberg Barclays Aggregate Bond ETF (formerly, SPDR Barclays Aggregate Bond ETF), SPDR Nuveen Bloomberg Barclays Municipal Bond ETF (formerly, SPDR Nuveen Barclays Municipal Bond ETF), SPDR Nuveen Bloomberg Barclays Short Term Municipal Bond ETF (formerly, SPDR Nuveen Barclays Short Term Municipal Bond ETF), SPDR Nuveen S&P High Yield Municipal Bond ETF, SPDR Citi International Government Inflation-Protected Bond ETF (formerly, SPDR DB International Government Inflation-Protected Bond ETF), SPDR Bloomberg Barclays Short Term International Treasury Bond ETF (formerly, SPDR Barclays Short Term International Treasury Bond ETF), SPDR Bloomberg Barclays International Treasury Bond ETF (formerly, SPDR Barclays International Treasury Bond ETF), SPDR Bloomberg Barclays International Corporate Bond ETF (formerly, SPDR Barclays International Corporate Bond ETF), SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (formerly, SPDR Barclays Emerging Markets

Exhibit (j)

Local Bond ETF), SPDR Bloomberg Barclays High Yield Bond ETF (formerly, SPDR Barclays High Yield Bond ETF), SPDR Bloomberg Barclays Short Term High Yield Bond ETF (formerly, SPDR Barclays Short Term High Yield Bond ETF), SPDR Bloomberg Barclays Investment Grade Floating Rate ETF (formerly, SPDR Barclays Investment Grade Floating Rate ETF), SPDR BofA Merrill Lynch Crossover Corporate Bond ETF, SPDR S&P® 1500 Value Tilt ETF, SPDR S&P 1500 Momentum Tilt ETF, SPDR Russell 1000® Low Volatility ETF, SPDR Russell 2000® Low Volatility ETF and SPDR® Dorsey Wright® Fixed Income Allocation ETF (seventy-six of the portfolios comprising SPDR® Series Trust), included in the June 30, 2016 Annual Reports of SPDR® Series Trust.

/s/ Ernst & Young LLP

Boston, Massachusetts

October 27, 2016